UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 27, 2010
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See Item 2.03 of this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Fifth Forbearance and Amendment Agreement

United Western Bancorp, Inc. (the “Company”) and Equi-Mor Holdings, Inc., a direct subsidiary of the Company (the “Pledgor”), entered into that certain Fifth Forbearance and Amendment Agreement (the “Fifth Forbearance Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”) on October 29, 2010.

The terms of the Fifth Forbearance Agreement provide, among other things, that (i) JPMorgan agrees to forbear from exercising its rights and remedies under the Loan Documents (as defined in the Fifth Forbearance Agreement) on account of the Fifth Forbearance Disclosed Defaults (as defined in the Fifth Forbearance Agreement) provided the Company and the Pledgor satisfy all obligations set forth in the Fifth Forbearance Agreement from the Effective Date as defined in the Agreement until the earlier of: (i) the end of business on January 14, 2011; or (ii) the occurrence of a default, other than the Fifth Forbearance Disclosed Defaults, under any of the Loan Documents, the Fifth Forbearance Agreement or any other agreement required to be entered into by the Fifth Forbearance Agreement. The forbearance by JPMorgan is conditioned upon, among other things, the Company entering into an investment agreement with at least two anchor investors on or before October 31, 2010 with such investment agreement providing for the investment by such anchor investors of no less than $91 million and collectively, an investment of approximately $200 million of new money capital in the Company.

As previously reported by the Company on Form 8-K filed with the Securities and Exchange Commission on October 29, 2010, the Company entered into an investment agreement on October 28, 2010  (the “Investment Agreement”) with Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P. (collectively, the “Oak Hill Anchor Investor”), Lovell Minnick Equity Partners III LP and Lovell Minnick Equity Partners III-A LP (collectively, the “Lovell Minnick Anchor Investor” and, together with the Oak Hill Anchor Investor, the “Lead Anchor Investors”), Legent Group, LLC (the “Legent Group”) and Henry C. Duques (“Duques” and, together with the Legent Group, the “Duques Anchor Investor”) (each of the Oak Hill Anchor Investor, the Lovell Minnick Anchor Investor and the Duques Anchor Investor, an “Anchor Investor,” and collectively, the “Anchor Investors”).  Pursuant to the Investment Agreement, the Company will seek to raise in the aggregate at least $200,000,000 but not more than $205,000,000, and the Lead Anchor Investors will each purchase 117,500,000 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) for $0.40 per share, for a total investment of $94,000,000 (the “Lead Anchor Investment”).  The Legent Group will purchase 7,500,000 shares of Common Stock for $0.40 per share, for a total investment of $3,000,000, and Duques will purchase 15,000,000 shares of Common Stock for $0.40 per share, for a total investment of $6,000,000. In addition, each Anchor Investor will each receive warrants to purchase 10.0% of the number of shares of Common Stock that they purchased under the Investment Agreement.

The terms of the Fifth Forbearance Agreement also provide that the Company will pay JPMorgan monthly interest payments for the months of October, November and December of 2010 and January of 2011 (the “Fifth Forbearance Interest Payments”); provided, however, that the Fifth Forbearance Interest Payments are subject to the Company’s prior receipt of the written non-objection of the Office of Thrift Supervision (the “OTS”).

In addition, the terms of the Fifth Forbearance Agreement provide that the Company will cause the proceeds of any Stated Capital Raise (as defined in the Fifth Forbearance Agreement and which includes the proceeds raised by the completion of the contemplated offering pursuant to the Investment Agreement described above) to be used, first and foremost, to pay off all the Liabilities (as defined in the Fifth Forbearance Agreement) the Company owes to JPMorgan under the Loan Documents, provided, however, that the Liabilities under the Loan Documents shall be deemed to be fully satisfied if: (A) on or before January 14, 2011, the Company pays to JPMorgan an amount from the proceeds of the Stated Capital Raise equal to the sum of: (i) $10,562,500, (ii) all accrued but unpaid interest due under the Loan Documents and (iii) all other fees, costs and expenses due under the Loan Documents ((i), (ii) and (iii) collectively, the “Capital Proceeds Payment”); and (B) no Forbearance Default (as defined in the Fifth Forbearance Agreement) occurs prior to receipt of the Capital Proceeds Payment. The payment by the Company of the Capital Proceeds Payment to JPMorgan is subject to the Company’s prior receipt of the written non-objection of the OTS.

    The foregoing is only a summary of the material terms of the Fifth Forbearance Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Fifth Forbearance Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Letter Agreement with Equity Trust Company

The Company’s subsidiary United Western Bank® (the “Bank”) entered into a letter agreement (the “Letter Agreement”) on October 27, 2010 with Equity Trust Company (“ETC”), Equity Administrative Services, Inc. (“EAS”) and Sterling Administrative Services, LLC (“SAS” and, collectively with EAS, the “Companies”) whereby ETC and the Companies agree not to exercise their right to terminate the Amended and Restated Subaccounting Agreement dated June 27, 2009, as amended, in the event the Bank were to file its thrift financial report with the OTS which reflects that the Bank is undercapitalized as defined in 12 C.F.R. § 565.4(b)(3) during the Restricted Period, as defined in the Letter Agreement.

The foregoing is only a summary of the material terms of the Letter Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Amendment Number 1 to Purchase Agreement

On October 28, 2010, the Company and the Bank (the Company and the Bank collectively, the “Buyers”) entered into Amendment Number 1 to Purchase Agreement  (the “Amendment”) with Legent Group and Duques (Legent Group and Duques collectively, the “Sellers”), whereby the Buyers and Sellers agreed to amend that certain Purchase Agreement dated June 9, 2010 regarding the sale of Legent Clearing, LLC (the “Purchase Agreement”) by (i) extending the Drop Dead Date (as defined in the Purchase Agreement) to November 30, 2010, or to December 31, 2010 if any consent or approval required to be obtained from any banking regulatory agency or any Governmental or Regulatory Entity (as defined in the Purchase Agreement) has not been obtained by November 30, 2010; (ii) allowing the Sellers, on or prior to the closing of the sale transaction, to contribute cash to Legent Clearing, LLC to the extent necessary to make the Adjusted Book Value equal to or less, but not in excess of, $10 million; and (iii) agreeing to reduce the Escrowed Funds (as defined in the Purchase Agreement) from $6 million to $3 million and allowing Legent Group and/or Duques to utilize the $3 million in the reduced Escrowed Funds proceeds to be used as an investment pursuant to the Investment Agreement.

The foregoing is only a summary of the material terms of the Amendment and does not purport to be complete, and is qualified in its entirety by reference to the letter agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  The following exhibits are being furnished herewith.

Exhibit No.	Description
10.1	Fifth Forbearance and Amendment Agreement dated October 29, 2010.
10.2	Letter Agreement between United Western Bank and Equity Trust Company, Equity Administrative Services, Inc. and Sterling Administrative Services, LLC dated October 26, 2010.
10.3	Amendment Number 1 to Purchase Agreement between United Western Bank, United Western Bancorp, Inc., Legent Group, LLC and Henry C. Duques, dated as of October 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Western Bancorp, Inc.

Dated: November 1, 2010	By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Executive Vice President and Chief Operating Officer